Exhibit 10.21

                            THIRD AMENDMENT OF LEASE


         This Third Amendment of Lease (this "Amendment") is made this 4 day of August, 2000, between SPTMRT Properties Trust, a Maryland real estate investment trust ("Landlord"), and Marriott Senior Living Services, Inc., a Delaware corporation ("Tenant").

                                    Recitals:

         A. Whereas, HMH PROPERTIES, INC., a Delaware corporation ("HMH") as Landlord and Marriott Senior Living Services, Inc. ("MSLS") as Tenant entered into that certain Facilities Lease Agreement for the Marriott Senior Living Services Facilities of Boca Pointe, Palm Beach County, Boca Raton, Florida, on October 8, 1993, which Facilities Lease Agreement was amended on May 16, 1994 and October 10, 1997 (said Facilities Lease Agreement, as so amended hereinafter referred to as the "Lease"); and

         B. Whereas, pursuant to the terms of that certain Assignment and Assumption of Leases, Guarantees and Permits between HMH and HRPT Properties Trust, formally known as Health and Retirement Properties Trust, a Maryland real estate investment trust ("HRPT"), dated May 13, 1994, HRPT assumed all of HMH's rights, title and interest in and to the Lease; and

         C. Whereas, on or about June 30, 1999, HRPT assigned the Lease to Landlord; and

         D. Whereas, subsequent to the Commencement Date, Tenant constructed certain Improvements on the Land that was an Expansion and the parties are desirous of selecting a date for the commencement of construction of said Expansion and amending the Lease on the terms and conditions set forth herein.

         Now,  therefore,   in  consideration  of  the  mutual  obligations  and
agreements set forth below, the sufficiency and receipt of which are hereby acknowledged, Landlord and Tenant agree as follows:

                  1. Section 5.06(B) of the Lease is hereby modified by the following:

                           "Expansion Rental shall be paid in lieu of Percentage Rental commencing with Fiscal Year 1999 and continuing throughout the remaining Term of the Lease. For Fiscal Year 1999 and for Fiscal Year 2000, the Expansion Rental shall be calculated as if the commencement of construction of the Expansion occurred in Fiscal Year 1996. Commencing with Fiscal Year 2001 and thereafter, Expansion Rental shall be calculated as if the commencement of construction of the Expansion occurred in Fiscal Year 1997.

                  2. Section 5.03 shall be amended by adding the following new section:

                           "C. Commencing with the third Fiscal Quarter of 2000, Tenant shall, within forty-five (45) days of the end of each Fiscal Quarter furnish to Landlord a report, for the immediately preceding Fiscal Quarter and year to date, which shall include the following:

                           A. A schedule of revenue by type of unit (i.e., assisted living, specialcare, and nursing) and by source (i.e., Medicare or private pay);

                           B. A schedule of the occupancy and number of each type of unit at the Premises (i.e., assisted living, special care and nursing);

                           C. A schedule of operating expenses by category including real estate taxes; and

                           D. Such other financial information that Landlord may reasonably request from time to time, provided however, that such additional financial information requested by Landlord must be of the type and nature that Tenant generally provides to other Owners of its leased senior living communities. Attached hereto as Exhibit A is the form of reporting that Tenant currently provides to its owners and will serve as the initial form for the reporting to Landlord pursuant to this
                                    Section 5.03(C)."

                  3. All capitalized terms not defined herein shall have the meaning set forth on the Lease; and

                  4. Any conflict between the terms and conditions of this Amendment and the Lease shall be resolved in favor of this Amendment; and

                  5. Other than as modified herein, all of the terms and provisions of this Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Amendment on the date first hereinabove set forth.

                                         TENANT

Attest:                                  Marriott Senior Living Services, Inc.
                                         a Delaware corporation

By: /s/ Michael J. Stein                 By: /s/ Michael J. Giacopelli, Jr.
    ---------------------------------        -----------------------------------
    Name:    Michael J. Stein                Name:    Michael J. Giacopelli, Jr.
    Title:   Assistant Secretary             Title:   Vice President

                                         [SEAL]

                                         LANDLORD

Attest:                                  SPTMRT Properties Trust
                                         a Maryland real estate trust

By: /s/ Jennifer B. Clark                By: /s/ David J. Hegarty
    ---------------------------------        -----------------------------------
    Name:                                    Its: President


                                         [SEAL]



                                         GUARANTOR

Attest:                                  Marriott International, Inc.
                                         a Delaware corporation

By: /s/ Edward L. Bednarz                By: /s/ Myron D. Walker
    ---------------------------------        -----------------------------------
    Name:    Edward L. Bednarz               Name:    Myron D. Walker
    Title:   Assistant Secretary             Title:   Vice President

                                         [SEAL]